UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2007

THE ALLSTATE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road Northbrook, Illinois	60062
(Address of Principal Executive Offices)	Zip

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, the Registrant announced Casey J. Sylla’s intention to retire in a press release dated December 20, 2006.  As a follow up to that announcement, the Registrant reports that on March 16, 2007 Mr. Sylla signed his letter of resignation from his positions as a senior vice president and as a member of the Board of Directors of Allstate Insurance Company, a wholly owned subsidiary of the Registrant.  The resignation is effective March 31, 2007.  Mr. Sylla is currently a named executive officer of the Registrant, as set forth in the Registrant’s Notice of 2006 Annual Meeting and Proxy Statement filed March 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ JENNIFER M. HAGER
Name:	Jennifer M. Hager
Title:	Assistant Secretary

Date:  March 21, 2007